Financial Supplement
2011 First Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	The Bank of New York Mellon
c/o BNY Mellon Shareowner Services
Shareholder Relations Department
P.O. Box 358015
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner

NOTE 1: In addition to net income, FBL Financial Group has consistently used operating income (loss), a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income adjusted to eliminate the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income (loss), in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives and interest rate swaps, the instruments are marked to market, but the associated liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and non-recurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31,	December 31,
	2011	2010
Assets
Investments:
Fixed maturity securities - available for sale, at fair value (amortized cost: 2011 - $11,229,423; 2010 - $10,974,330)	$11,458,999	$11,128,524
Equity securities - available for sale, at fair value (cost: 2011 - $77,936; 2010 - $77,689)	80,613	78,656
Mortgage loans	1,249,905	1,254,437
Derivative instruments	40,924	40,729
Real estate	13,500	13,554
Policy loans	169,498	170,341
Other long-term investments	125	132
Short-term investments	226,653	383,369
Total investments	13,240,217	13,069,742

Cash and cash equivalents	116,994	4,794
Securities and indebtedness of related parties	65,143	57,832
Accrued investment income	150,259	135,384
Amounts receivable from affiliates	3,526	2,025
Reinsurance recoverable	124,461	122,326
Deferred policy acquisition costs	777,688	812,025
Deferred sales inducements	246,748	259,148
Value of insurance in force acquired	24,887	27,706
Current income taxes recoverable	—	17,914
Other assets	75,355	72,154
Assets held in separate accounts	774,774	753,050

Total assets	$15,600,052	$15,334,100

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31,	December 31,
	2011	2010
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive and index products	$10,854,119	$10,645,927
Traditional life insurance and accident and health products	1,370,771	1,362,410
Other policy claims and benefits	51,395	51,393
Supplementary contracts without life contingencies	499,827	506,167
Advance premiums and other deposits	195,449	188,577
Amounts payable to affiliates	2,706	573
Short-term debt payable to affiliates	100,000	100,000
Long-term debt payable to non-affiliates	271,191	271,168
Current income taxes	8,281	—
Deferred income taxes	135,646	131,174
Other liabilities	145,711	177,247
Liabilities related to separate accounts	774,774	753,050
Total liabilities	14,409,870	14,187,686

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 29,941,672 shares in 2011 and 29,749,068 shares in 2010	123,084	118,165
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive income	54,194	39,895
Retained earnings	1,002,292	977,740
Total FBL Financial Group, Inc. stockholders' equity	1,190,092	1,146,322
Noncontrolling interest	90	92
Total stockholders' equity	1,190,182	1,146,414
Total liabilities and stockholders' equity	$15,600,052	$15,334,100

FBL Financial Group, Inc.
Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2011	2010
Revenues:
Interest sensitive and index product charges	$30,803	$30,003
Traditional life insurance premiums	41,387	39,245
Net investment income	186,519	178,089
Derivative income	35,540	22,336
Net realized capital gains on sales of investments	4,384	4,729

Total other-than-temporary impairment losses	(18,062)	(27,154)
Non-credit portion in other comprehensive income	5,738	19,132
Net impairment loss recognized in earnings	(12,324)	(8,022)

Other income	4,999	3,019
Total revenues	291,308	269,399

Benefits and expenses:
Interest sensitive and index product benefits	136,286	122,184
Change in value of index product embedded derivatives	12,251	26,056
Traditional life insurance benefits	36,598	37,309
Policyholder dividends	4,300	4,673
Underwriting, acquisition and insurance expenses	53,984	43,938
Interest expense	6,109	6,118
Other expenses	4,900	4,254
Total benefits and expenses	254,428	244,532
	36,880	24,867
Income taxes	(11,788)	(7,955)
Equity income, net of related income taxes	1,399	1,095
Net income	26,491	18,007
Net loss attributable to noncontrolling interest	2	14
Net income attributable to FBL Financial Group, Inc.	$26,493	$18,021

Earnings per common share	$0.86	$0.59
Earnings per common share - assuming dilution	$0.85	$0.59

Cash dividends per common share	$0.0625	$0.0625

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Operating revenues:
Interest sensitive and index product charges	$30,001	$30,427	$28,388	$30,878	$30,786
Traditional life insurance premiums	39,245	42,791	38,721	41,299	41,387
Net investment income	178,089	179,908	181,974	181,399	186,519
Derivative income	8,144	12,474	8,372	10,634	15,536
Other income	3,019	3,931	3,562	3,776	4,999
Total operating revenues	258,498	269,531	261,017	267,986	279,227

Benefits and expenses:
Interest sensitive and index product benefits	127,182	132,685	125,317	129,669	134,493
Traditional life insurance benefits	37,307	31,211	35,242	33,409	36,598
Policyholder dividends	4,673	4,387	4,193	4,318	4,300
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,767	3,283	3,397	3,498	3,923
Amortization of deferred policy acquisition costs	27,456	32,718	20,036	21,871	29,765
Amortization of value of insurance in force acquired	552	593	406	32	362
Other underwriting expenses	18,819	18,619	19,468	18,894	18,613
Total underwriting, acquisition and insurance expenses	50,594	55,213	43,307	44,295	52,663
Interest expense	6,118	6,117	6,099	6,120	6,109
Other expenses	4,254	5,055	4,310	5,335	4,900
Total benefits and expenses	230,128	234,668	218,468	223,146	239,063
	28,370	34,863	42,549	44,840	40,164
Income taxes	(9,181)	(11,658)	(14,343)	(15,722)	(12,937)
Net loss (income) attributable to noncontrolling interest	14	39	26	(1)	2
Equity income, net of related income taxes	1,095	1,207	1,955	1,184	1,399
Operating income	20,298	24,451	30,187	30,301	28,628

Realized gains/losses on investments, net of offsets	(1,319)	(2,052)	1,567	14,259	(2,686)
Change in net unrealized gains/losses on derivatives, net of offsets	(958)	(76)	(3,077)	7,072	551
Net income attributable to FBL Financial Group, Inc.	$18,021	$22,323	$28,677	$51,632	$26,493

Operating income per common share - assuming dilution	$0.66	$0.80	$0.98	$0.98	$0.92
Earnings per common share - assuming dilution	$0.59	$0.73	$0.93	$1.67	$0.85

Weighted average common shares outstanding (in thousands):
Basic	30,279	30,387	30,428	30,495	30,612
Effect of dilutive securities	253	300	269	460	510
Diluted	30,532	30,687	30,697	30,955	31,122

Operating return on equity, excluding AOCI/L - last twelve months	10.7%	10.3%	10.8%	10.2%	10.7%
Operating return on equity, including AOCI/L - last twelve months	14.5%	11.6%	11.0%	10.1%	10.2%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder. During 2010, we discontinued underwriting new sales of variable products and terminated new sales with our variable alliance partners during 2010 and 2011. We continue to receive premiums from sales that occurred prior to this change. During 2010, our Farm Bureau Life Distribution channel began selling variable products underwritten by a large well-known insurance company with variable product expertise. We earn fees from the sale of brokered products, which are reported as other income. A portion of these fees are passed on to the agents as commissions for the underlying sales. The decision to discontinue underwriting variable products was made because we lack the scale necessary to generate acceptable returns and be competitive in this product line over time. The existing in force business remains on our books and we will continue to administer this business.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	accident and health insurance products, primarily a closed block of group policies;
•	investment management and advisory services;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended March 31, 2011	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$161	$6,302	$12,317	$12,006	$—	$30,786
Traditional life insurance premiums	—	—	41,387	—	—	41,387
Net investment income	44,421	100,335	34,089	4,555	3,119	186,519
Derivative income (loss)	(545)	16,081	—	—	—	15,536
Other income	—	—	97	1,403	3,499	4,999
Total operating revenues	44,037	122,718	87,890	17,964	6,618	279,227

Benefits and expenses:
Interest sensitive and index product benefits	24,674	87,570	15,381	6,868	—	134,493
Traditional life insurance benefits	—	—	36,598	—	—	36,598
Policyholder dividends	—	—	4,300	—	—	4,300
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	—	2,797	1,126	—	3,923
Amortization of deferred policy acquisition costs	2,501	17,910	7,934	1,420	—	29,765
Amortization of value of insurance in force acquired	(150)	—	510	—	—	362
Other underwriting expenses	2,149	4,047	8,878	2,854	687	18,613
Total underwriting, acquisition and insurance expenses	4,500	21,957	20,119	5,400	687	52,663
Interest expense	—	—	—	—	6,109	6,109
Other expenses	—	—	—	508	4,392	4,900
Total benefits and expenses	29,174	109,527	76,398	12,776	11,188	239,063
	14,863	13,191	11,492	5,188	(4,570)	40,164
Net loss attributable to noncontrolling interest	—	—	—	—	2	2
Equity income, before tax	—	—	—	—	2,153	2,153
Pre-tax operating income (loss)	$14,863	$13,191	$11,492	$5,188	$(2,415)	$42,319

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss) (Continued)

Quarter Ended March 31, 2010	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$125	$6,267	$11,413	$12,196	$—	$30,001
Traditional life insurance premiums	—	—	39,245	—	—	39,245
Net investment income	41,151	96,831	32,863	4,026	3,218	178,089
Derivative income (loss)	(502)	9,165	—	—	(519)	8,144
Other income	—	—	26	693	2,300	3,019
Total operating revenues	40,774	112,263	83,547	16,915	4,999	258,498

Benefits and expenses:
Interest sensitive and index product benefits	24,229	84,086	13,381	5,486	—	127,182
Traditional life insurance benefits	—	—	37,307	—	—	37,307
Policyholder dividends	—	—	4,673	—	—	4,673
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	—	2,970	797	—	3,767
Amortization of deferred policy acquisition costs	2,513	16,652	5,949	2,342	—	27,456
Amortization of value of insurance in force acquired	21	—	531	—	—	552
Other underwriting expenses	2,121	3,882	7,625	4,546	645	18,819
Total underwriting, acquisition and insurance expenses	4,655	20,534	17,075	7,685	645	50,594
Interest expense	—	—	—	—	6,118	6,118
Other expenses	—	—	—	204	4,050	4,254
Total benefits and expenses	28,884	104,620	72,436	13,375	10,813	230,128
	11,890	7,643	11,111	3,540	(5,814)	28,370
Net loss attributable to noncontrolling interest	—	—	—	—	14	14
Equity income, before tax	—	—	—	—	1,684	1,684
Pre-tax operating income (loss)	$11,890	$7,643	$11,111	$3,540	$(4,116)	$30,068

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Exclusive Distribution Segment

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$125	$151	$158	$123	$161
Net investment income	41,151	42,808	43,341	43,591	44,421
Derivative income (loss):
Proceeds from option settlements	249	168	52	86	177
Cost of money for call options	(71)	(73)	(69)	(65)	(64)
Cost of interest rate swaps	(680)	(653)	(651)	(659)	(658)
Total derivative loss	(502)	(558)	(668)	(638)	(545)
Other income	—	6	1	3	—
Total operating revenues	40,774	42,407	42,832	43,079	44,037

Benefits and expenses:
Interest sensitive and index product benefits	24,229	25,278	24,925	24,409	24,674
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	2,513	2,959	172	2,969	2,501
Amortization of value of insurance in force acquired	21	80	(92)	(1,029)	(150)
Other underwriting expenses	2,121	2,272	2,215	2,132	2,149
Total underwriting, acquisition and insurance expenses	4,655	5,311	2,295	4,072	4,500
Total benefits and expenses	28,884	30,589	27,220	28,481	29,174
Pre-tax operating income	$11,890	$11,818	$15,612	$14,598	$14,863

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,833,004	$2,937,670	$2,980,444	$3,025,565	$3,136,065
Deferred policy acquisition costs	92,333	93,888	98,586	98,896	102,505
Value of insurance in force acquired	11,201	11,126	11,237	12,143	12,269

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$2,394,968	$2,482,923	$2,518,748	$2,581,300	$2,673,069
Other insurance reserves	368,713	368,482	368,622	369,685	371,179
Allocated equity, excluding AOCI/L	257,627	265,805	269,158	275,088	261,156

Other data:
Number of direct contracts	53,169	53,350	53,313	53,428	53,608

Portfolio yield net of assumed defaults	5.77%	5.72%	5.73%	5.79%	5.70%
Credited rate	3.74	3.71	3.66	3.49	3.43
Spread on direct fixed annuities at end of quarter (1)	2.03%	2.01%	2.07%	2.30%	2.27%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,800,646	$1,848,000	$1,896,788	$1,931,756	$1,974,661
Deposits	74,380	78,113	73,393	77,587	116,089
Withdrawals, surrenders and death benefits	(27,065)	(30,803)	(40,404)	(33,865)	(41,443)
Net flows	47,315	47,310	32,989	43,722	74,646

Policyholder interest/index credits	16,701	16,982	17,025	16,682	16,895
Annuitizations and other	(16,662)	(15,504)	(15,046)	(17,499)	(22,245)
Balance, end of period	1,848,000	1,896,788	1,931,756	1,974,661	2,043,957
Other interest sensitive reserves	546,968	586,135	586,992	606,639	629,112
Total interest sensitive and index product reserves	$2,394,968	$2,482,923	$2,518,748	$2,581,300	$2,673,069

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Independent Distribution Segment

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$6,267	$6,326	$5,510	$7,172	$6,302
Net investment income	96,831	97,284	99,051	97,359	100,335
Derivative income:
Proceeds from option settlements	31,112	34,751	30,660	31,875	36,555
Cost of money for call options	(21,947)	(21,200)	(21,122)	(20,570)	(20,474)
Total derivative income	9,165	13,551	9,538	11,305	16,081
Total operating revenues	112,263	117,161	114,099	115,836	122,718

Benefits and expenses:
Interest sensitive and index product benefits:
Fixed rate annuities:
Interest credited and other	34,734	34,886	35,411	35,422	34,660
Amortization of deferred sales inducements	1,191	702	773	1,344	1,014
Total fixed annuity product benefits	35,925	35,588	36,184	36,766	35,674
Index annuities:
Interest credited	7,834	8,032	9,273	9,108	9,058
Amortization of deferred sales inducements	8,032	7,851	7,635	5,255	9,479
Index credits	32,295	35,766	29,896	32,426	33,359
Total index product benefits	48,161	51,649	46,804	46,789	51,896
Total interest sensitive and index product benefits	84,086	87,237	82,988	83,555	87,570
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	16,652	13,917	14,590	13,830	17,910
Other underwriting expenses	3,882	4,093	4,875	4,825	4,047
Total underwriting, acquisition and insurance expenses	20,534	18,010	19,465	18,655	21,957
Total benefits and expenses	104,620	105,247	102,453	102,210	109,527
Pre-tax operating income	$7,643	$11,914	$11,646	$13,626	$13,191

Selected balance sheet data, securities at cost:
Assets:
Investments	$6,807,787	$6,782,211	$6,892,612	$6,908,184	$6,985,882
Deferred policy acquisition costs	415,341	414,492	426,675	403,036	403,016
Deferred sales inducements	252,865	253,957	263,351	247,428	247,943

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$5,729,828	$5,699,426	$5,859,771	$5,924,051	$6,057,649
Interest sensitive and index product reserves - assumed	1,376,369	1,333,811	1,307,270	1,249,560	1,224,090
Other insurance reserves	153,931	158,848	158,381	156,386	151,956
Allocated equity, excluding AOCI/L	364,301	360,896	367,583	367,816	388,536

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Independent Distribution Segment (Continued)

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
		(Dollars in thousands)
Other data:
Number of direct contracts	87,877	87,699	87,127	86,855	87,785

Fixed rate annuitites:
Portfolio yield net of assumed defaults	5.61%	5.60%	5.57%	5.55%	5.47%
Credited rate	4.94	4.93	4.92	4.92	4.91
Spread on direct fixed rate annuities at end of quarter (1)	0.67%	0.67%	0.65%	0.63%	0.56%

Index annutities:
Portfolio yield net of assumed defaults	5.66%	5.66%	5.65%	5.64%	5.61%
Credited rate/option cost	3.33	3.25	3.19	3.08	3.03
Spread on direct index annuities at end of quarter (1)	2.33%	2.41%	2.46%	2.56%	2.58%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$7,100,455	$7,077,823	$7,004,760	$7,037,713	$7,019,146
Deposits	39,493	77,138	100,770	144,152	179,410
Withdrawals, surrenders and death benefits	(163,575)	(173,790)	(204,029)	(242,832)	(171,153)
Net flows	(124,082)	(96,652)	(103,259)	(98,680)	8,257

Policyholder interest/index credits	75,066	81,728	79,472	84,732	87,176
Derivative value change and other	26,384	(58,139)	56,740	(4,619)	12,399
Balance, end of period	7,077,823	7,004,760	7,037,713	7,019,146	7,126,978
Other interest sensitive reserves	28,374	28,477	129,328	154,465	154,761
Total interest sensitive and index product reserves	$7,106,197	$7,033,237	$7,167,041	$7,173,611	$7,281,739

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,413	$11,420	$11,171	$11,922	$12,317
Traditional life insurance premiums	39,245	42,791	38,721	41,299	41,387
Net investment income	32,863	33,354	33,478	33,720	34,089
Other income	26	210	35	45	97
Total operating revenues	83,547	87,775	83,405	86,986	87,890

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,300	7,353	7,301	7,519	7,895
Death benefits	6,081	6,760	6,151	7,351	7,486
Total interest sensitive product benefits	13,381	14,113	13,452	14,870	15,381
Traditional life insurance benefits:
Death benefits	17,756	12,496	14,929	13,599	17,713
Surrender and other benefits	9,810	9,690	9,522	8,144	10,216
Increase in traditional life future policy benefits	9,741	9,025	10,791	11,666	8,669
Total traditional life insurance benefits	37,307	31,211	35,242	33,409	36,598
Policyholder dividends	4,673	4,387	4,193	4,318	4,300
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,970	2,617	2,626	2,850	2,797
Amortization of deferred policy acquisition costs	5,949	6,697	6,306	4,882	7,934
Amortization of value of insurance in force acquired	531	513	498	1,059	510
Other underwriting expenses	7,625	8,699	8,722	8,490	8,878
Total underwriting, acquisition and insurance expenses	17,075	18,526	18,152	17,281	20,119
Total benefits and expenses	72,436	68,237	71,039	69,878	76,398
Pre-tax operating income	$11,111	$19,538	$12,366	$17,108	$11,492

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,089,704	$2,104,604	$2,140,043	$2,140,593	$2,179,376
Deferred policy acquisition costs	240,640	242,717	243,756	250,688	252,763
Deferred sales inducements	6,979	7,061	7,091	7,885	8,375
Value of insurance in force acquired	23,346	22,833	22,335	21,262	20,751

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$628,935	$630,016	$631,536	$636,199	$641,357
Other insurance reserves	1,447,693	1,455,995	1,468,895	1,489,858	1,502,695
Allocated equity, excluding AOCI/L	309,955	313,155	315,358	318,845	324,308

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment (Continued)

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
		(Dollars in thousands, except face amounts in millions)
Other data:
Number of direct policies - traditional life	344,253	346,303	346,548	349,009	348,942
Number of direct policies - universal life	56,037	56,158	56,129	56,935	57,384
Direct face amounts - traditional life	$34,284	$35,040	$35,469	$36,201	$36,475
Direct face amounts - universal life	$5,028	$5,068	$5,080	$5,212	$5,319

Portfolio yield net of assumed defaults	6.22%	6.13%	6.15%	6.19%	6.13%
Credited rate	4.29	4.29	4.28	4.28	4.29
Spread on direct universal life at end of quarter (1)	1.93%	1.84%	1.87%	1.91%	1.84%

Interest sensitive reserve activity:
Balance, beginning of period	$628,363	$628,935	$630,016	$631,536	$636,199
Deposits	13,171	13,597	13,838	18,258	18,823
Withdrawals and surrenders	(6,658)	(6,738)	(5,498)	(6,186)	(6,115)
Net flows	6,513	6,859	8,340	12,072	12,708

Policyholder interest credited	6,538	6,570	6,554	6,522	6,526
Policy charges	(11,477)	(11,634)	(11,638)	(12,290)	(12,634)
Benefits and other	(1,002)	(714)	(1,736)	(1,641)	(1,442)
Balance, end of period	$628,935	$630,016	$631,536	$636,199	$641,357

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Variable Segment

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Pre-tax Operating Income (Loss)		(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$12,196	$12,530	$11,549	$11,661	$12,006
Net investment income	4,026	4,100	4,167	4,273	4,555
Other income	693	593	881	1,074	1,403
Total operating revenues	16,915	17,223	16,597	17,008	17,964

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	2,229	2,270	2,319	2,340	2,368
Death benefits	3,257	3,787	1,633	4,495	4,500
Total interest sensitive product benefits	5,486	6,057	3,952	6,835	6,868
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	797	666	771	648	1,126
Amortization of deferred policy acquisition costs	2,342	9,145	(1,032)	190	1,420
Other underwriting expenses	4,546	3,027	3,073	2,879	2,854
Total underwriting, acquisition and insurance expenses	7,685	12,838	2,812	3,717	5,400
Other expenses	204	481	998	1,097	508
Total benefits and expenses	13,375	19,376	7,762	11,649	12,776
Pre-tax operating income (loss)	$3,540	$(2,153)	$8,835	$5,359	$5,188

Selected balance sheet data, securities at cost:
Assets:
Investments	$256,788	$261,490	$269,887	$272,908	$283,426
Deferred policy acquisition costs	154,886	147,489	149,024	150,109	149,999
Deferred sales inducements	2,570	2,557	2,557	2,538	2,552
Separate account assets	726,825	658,820	705,156	753,050	774,774

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$237,758	$244,359	$250,644	$254,817	$257,953
Other insurance reserves	30,872	29,497	31,251	32,861	33,280
Separate account liabilities	726,825	658,820	705,156	753,050	774,774
Allocated equity, excluding AOCI/L	104,160	105,776	108,515	110,566	109,779

Rollforward of separate account balances:
Beginning separate account balance	$702,073	$726,825	$658,820	$705,156	$753,050
Net premiums	14,606	14,380	5,166	6,599	9,630
Net investment income (loss)	35,000	(57,344)	64,559	62,085	36,119
Charges, benefits and surrenders	(24,854)	(25,041)	(23,389)	(20,790)	(24,025)
Ending separate account balance	$726,825	$658,820	$705,156	$753,050	$774,774

Separate account balance:
Balance per financial statements	$726,825	$658,820	$705,156	$753,050	$774,774
Less: alliance partners' share	(17,337)	(15,632)	(16,830)	(18,239)	(18,755)
Add: alliance partner separate account assets on business assumed	72,662	67,251	74,134	81,247	84,614
	$782,150	$710,439	$762,460	$816,058	$840,633
Other data:
Number of direct contracts - variable annuity	19,614	19,385	18,963	18,603	18,199
Number of direct policies - variable universal life	57,750	57,076	56,253	55,484	54,667
Direct face amounts - variable universal life	$7,270	$7,181	$7,078	$6,982	$6,876

FBL Financial Group, Inc.
Statements of Pre-tax Operating Loss
Corporate and Other Segment

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Pre-tax Operating Loss		(Dollars in thousands)

Operating revenues:
Net investment income	$3,218	$2,362	$1,937	$2,456	$3,119
Derivative loss	(519)	(519)	(498)	(33)	—
Other income	2,300	3,122	2,645	2,654	3,499
Total operating revenues	4,999	4,965	4,084	5,077	6,618

Benefits and expenses:
Other underwriting and insurance expenses	645	528	583	570	687
Interest expense	6,118	6,117	6,099	6,120	6,109
Other expenses	4,050	4,574	3,312	4,238	4,392
Total benefits and expenses	10,813	11,219	9,994	10,928	11,188
	(5,814)	(6,254)	(5,910)	(5,851)	(4,570)
Net loss (income) attributable to noncontrolling interest	14	39	26	(1)	2
Equity income, before tax	1,684	1,857	3,008	1,821	2,153
Pre-tax operating loss	$(4,116)	$(4,358)	$(2,876)	$(4,031)	$(2,415)

Selected balance sheet data, securities at cost:
Assets:
Investments	$358,061	$366,331	$382,744	$567,331	$423,215
Securities and indebtedness of related parties	50,062	50,859	55,196	57,846	65,151

Liabilities and equity:
Liabilities:
Insurance reserves	$62,780	$62,058	$61,218	$61,040	$60,209
Debt	371,105	371,126	371,147	371,168	371,191
Equity, excluding AOCI/L	(28,146)	(18,314)	(3,913)	31,112	49,119

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
		(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Balance - beginning of period	$90,762	$92,333	$93,888	$98,586	$98,896
Capitalization:
Commissions	3,836	3,782	3,759	4,408	5,628
Expenses	749	785	952	777	1,002
Total capitalization	4,585	4,567	4,711	5,185	6,630
Amortization - operating basis, before impact of unlocking	(2,513)	(2,959)	(935)	(2,969)	(2,501)
Amortization - unlocking, operating basis	—	—	763	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(501)	(53)	159	(1,906)	(520)
Balance - end of period	$92,333	$93,888	$98,586	$98,896	$102,505

Traditional Annuity - Independent Distribution
Balance - beginning of period	$676,111	$668,206	$668,449	$690,026	$650,464
Impact of reclassification of realized losses to AOCI/L	—	—	7,719	—	—
Capitalization:
Commissions	2,128	6,364	10,512	14,546	17,337
Expenses	1,112	874	1,032	1,245	1,276
Deferral of sales inducements	2,486	5,414	7,369	10,442	12,745
Total capitalization	5,726	12,652	18,913	26,233	31,358
Amortization - operating basis, before impact of unlocking	(25,875)	(23,894)	(26,049)	(26,360)	(28,403)
Amortization - unlocking, operating basis	—	1,424	3,051	5,931	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	12,244	10,061	17,943	(45,366)	(2,460)
Balance - end of period	$668,206	$668,449	$690,026	$650,464	$650,959

Traditional & Universal Life Insurance
Balance - beginning of period	$244,291	$247,619	$249,778	$250,847	$258,573
Capitalization:
Commissions	4,582	4,431	3,659	7,713	6,282
Expenses	4,437	4,355	3,604	4,608	4,039
Deferral of sales inducements	445	123	91	917	682
Total capitalization	9,464	8,909	7,354	13,238	11,003
Amortization - operating basis, before impact of unlocking	(6,037)	(6,738)	(5,780)	(4,987)	(8,071)
Amortization - unlocking, operating basis	—	—	(586)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(99)	(12)	81	(525)	(367)
Balance - end of period	$247,619	$249,778	$250,847	$258,573	$261,138

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment (Continued)

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
		(Dollars in thousands)
Variable
Balance - beginning of period	$157,821	$157,456	$150,046	$151,581	$152,647
Capitalization:
Commissions	1,567	1,587	766	935	961
Expenses	408	381	200	104	91
Deferral of sales inducements	47	16	12	14	36
Total capitalization	2,022	1,984	978	1,053	1,088
Amortization - operating basis, before impact of unlocking	(2,419)	(9,325)	(342)	(220)	(1,441)
Amortization - unlocking, operating basis	—	151	1,362	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	32	(220)	(463)	233	257
Balance - end of period	$157,456	$150,046	$151,581	$152,647	$152,551

Total
Balance - beginning of period	$1,168,985	$1,165,614	$1,162,161	$1,191,040	$1,160,580
Impact of reclassification of realized losses to AOCI/L	—	—	7,719	—	—
Capitalization:
Commissions	12,113	16,164	18,696	27,602	30,208
Expenses	6,706	6,395	5,788	6,734	6,408
Deferral of sales inducements	2,978	5,553	7,472	11,373	13,463
Total capitalization	21,797	28,112	31,956	45,709	50,079
Amortization - operating basis, before impact of unlocking	(36,844)	(42,916)	(33,106)	(34,536)	(40,416)
Amortization - unlocking, operating basis	—	1,575	4,590	5,931	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	11,676	9,776	17,720	(47,564)	(3,090)
Balance - end of period	1,165,614	1,162,161	1,191,040	1,160,580	1,167,153
Impact of realized/unrealized gains/losses in AOCI/L	165,523	(64,632)	(284,139)	(89,407)	(142,717)
Deferred policy acquisition costs/deferred sales inducements	$1,331,137	$1,097,529	$906,901	$1,071,173	$1,024,436

FBL Financial Group, Inc.
Collected Premiums

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
		(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Individual:
First year	$38,625	$47,037	$41,926	$43,021	$73,715
Renewal	37,076	32,391	31,812	34,929	42,915
Total individual	75,701	79,428	73,738	77,950	116,630
Group	2,983	2,563	2,423	1,850	2,844
Total Traditional Annuity - Exclusive Distribution	78,684	81,991	76,161	79,800	119,474

Traditional Annuity - Independent Distribution
Direct:
Fixed rate annuities	18,648	24,033	16,150	18,022	25,143
Index annuities	28,688	63,411	90,733	129,609	157,306
Total direct	47,336	87,444	106,883	147,631	182,449
Reinsurance	320	361	373	397	328
Total Traditional Annuity - Independent Distribution, net of reinsurance	47,656	87,805	107,256	148,028	182,777

Traditional and Universal Life Insurance
Direct:
Universal life:
Exclusive distribution:
First year	2,170	2,071	2,117	2,391	2,711
Renewal	10,795	11,258	10,282	11,216	11,747
Total exclusive distribution	12,965	13,329	12,399	13,607	14,458
Independent distribution	—	186	1,434	3,882	3,751
Total universal life	12,965	13,515	13,833	17,489	18,209
Participating whole life:
First year	2,691	3,477	2,396	3,275	2,839
Renewal	23,747	25,472	22,754	23,618	24,105
Total particpating whole life	26,438	28,949	25,150	26,893	26,944
Term life and other:
First year	3,385	3,394	3,084	2,971	2,688
Renewal	14,662	14,959	15,200	16,362	16,559
Total term life and other	18,047	18,353	18,284	19,333	19,247
Total direct	57,450	60,817	57,267	63,715	64,400
Reinsurance	(5,399)	(5,314)	(4,578)	(5,016)	(5,311)
Total Traditional and Universal Life Insurance, net of reinsurance	52,051	55,503	52,689	58,699	59,089

Variable
Variable annuities (1)	18,288	18,849	10,514	10,241	12,617
Variable universal life (1)	12,359	12,229	11,303	11,110	11,270
Total	30,647	31,078	21,817	21,351	23,887
Reinsurance	(197)	(191)	(241)	(218)	(65)
Total Variable, net of reinsurance	30,450	30,887	21,576	21,133	23,822

Corporate and Other
Accident and health premiums collected, net of reinsurance	70	29	36	261	69
Total collected premiums, net of reinsurance	$208,911	$256,215	$257,718	$307,921	$385,231

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc.
Parent Company Liquidity

	January - March 2011	April - December 2011
	Actual	Projected (3)	Total
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$28,455	$37,219	$28,455
Sources:
Dividends from insurance subsidiaries	5,000	15,000	20,000
Dividends from non-insurance subsidiaries	1,200	2,200	3,400
Investment income	97	740	837
Management fees from subsidiaries and affiliates	1,937	5,369	7,306
Total sources	8,234	23,309	31,543

Uses:
Interest expense	(6,463)	(15,931)	(22,394)
Stockholders' dividends (1)	(1,941)	(5,851)	(7,792)
General expenses	(2,272)	(5,622)	(7,894)
Total uses	(10,676)	(27,404)	(38,080)

Other, net (2)	11,206	5,040	16,246
Total cash and invested assets, end of period	$37,219	$38,164	$38,164

(1)
The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred share and $0.0625 per common share. The common stock dividend rate for 2011 is pending quarterly board of directors approval.

(2)
Other fluctuates from period to period primarily due to timing of settlements of amounts due to/from affiliates and external parties and the issuance of shares of company stock including option exercises.

(3)	Based on best estimates at March 31, 2011; actual results may differ materially.

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2010	2010	2010	2010	2011
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affiliates, due 2015 (1)	$100,000	$100,000	$100,000	$100,000	$100,000
Senior notes, due 2014	75,240	75,227	75,213	75,199	75,185
Senior notes, due 2017	98,865	98,899	98,934	98,969	99,006
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	371,105	371,126	371,147	371,168	371,191

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI/L	1,004,898	1,027,318	1,050,974	1,103,427	1,132,898
Total capitalization, excluding AOCI/L	1,379,003	1,401,444	1,425,121	1,477,595	1,507,089

Accumulated other comprehensive income (loss)	(35,512)	44,144	116,453	39,895	54,194
Total capitalization, including AOCI/L	$1,343,491	$1,445,588	$1,541,574	$1,517,490	$1,561,283

Common shares outstanding	30,768,203	30,822,113	30,865,606	30,942,058	31,134,662

Book Value per Share:
Excluding AOCI/L	$32.66	$33.33	$34.05	$35.66	$36.39
Including AOCI/L	31.51	34.76	37.82	36.95	38.13

Debt-to-Capital Ratio:
Excluding AOCI/L	26.9%	26.5%	26.0%	25.1%	24.6%
Including AOCI/L	27.6	25.7	24.1	24.5	23.8

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI/L	19.9%	19.6%	19.2%	18.6%	18.2%
Including AOCI/L	20.4	19.0	17.8	18.1	17.6

Class A Common Ownership:
Iowa Farm Bureau Federation	52.0%	52.0%	51.9%	51.7%	51.4%
Other Farm Bureau entities	8.4	7.5	7.4	7.4	7.3
Public	39.6	40.5	40.7	40.9	41.3
	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Senior notes with affiliates originally due in November 2011 were refinanced with original holders in the second quarter of 2011.

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2010	2010	2010	2010	2011

Quality of Fixed Maturity Securities:
AAA, AA, A	60.3%	61.9%	61.8%	62.8%	62.4%
BBB	34.0	32.9	33.0	31.0	30.9
BB	4.3	3.8	3.7	3.9	4.1
<BB	1.4	1.4	1.5	2.3	2.6

Investment by Type:
Fixed maturity securities (2)	59.5%	60.1%	60.5%	58.5%	59.9%
Residential mortgage-backed	15.3	15.4	14.7	15.1	14.9
Commercial mortgage-backed (2)	7.8	7.9	7.8	8.0	8.0
Other asset-backed	2.4	2.6	3.3	3.7	3.8
Mortgage loans	10.6	10.2	9.6	9.5	9.3
Equity securities	0.6	0.6	0.6	0.6	0.6
Other	3.8	3.2	3.5	4.6	3.5

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Property & Casualty channel	1,210	1,216	1,228	1,205	1,187
7 life-only states	795	800	795	791	793
Total Farm Bureau Life channel	2,005	2,016	2,023	1,996	1,980

Percentage registered representatives	76.8%	75.6%	74.4%	72.4%	72.0%

EquiTrust Life channel:
Independent agents	20,175	18,089	18,077	17,316	15,322

(2)
Military housing fixed maturity securities with characteristics similar to commercial mortgage-backed securities were reclassified from fixed maturity securities during the first quarter 2011. Prior year amounts have been reclassified to conform to current period presentation.